Execution Version AMENDMENT NO. 2 TO CREDIT AGREEMENT JANUARY 10, 2023 This Amendment No. 2 to Credit Agreement (this “Amendment”) amends that certain Credit Agreement, dated as of July 19, 2021 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), by and among MillerKnoll, Inc. (formerly known as Herman Miller, Inc.), a Michigan corporation (the “Borrower”), Goldman Sachs Bank USA, as administrative agent for the Term B Facility (in such capacity, the “Term Administrative Agent”) and as Collateral Agent, Wells Fargo Bank, National Association, as administrative agent for the Term A Facility and the Revolving Facility (in such capacity, the “PR Administrative Agent” and, together with the Term Administrative Agent, the “Administrative Agents”), and the Lenders and other parties party thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. WHEREAS, certain loans or other extensions of credit under the Existing Credit Agreement or other Loan Documents bear or are permitted to bear interest, or incur or are permitted to incur fees, commissions or other amounts, based on the USD LIBOR Rate in accordance with the terms of the Existing Credit Agreement; WHEREAS, pursuant to the terms of the Existing Credit Agreement, each Administrative Agent and the Borrower may make a joint election to trigger a fallback from USD LIBOR and cause the occurrence of an Early Opt-in Election with respect to the USD LIBOR Rate; WHEREAS, the Administrative Agents and the Borrower have determined in accordance with the Existing Credit Agreement that the USD LIBOR Rate should be replaced with Term RFR as the Benchmark for Dollars for all purposes of the Credit Agreement; WHEREAS, the Administrative Agents shall distribute this Amendment to the Lenders on the date hereof and the parties hereto hereby agree that such distribution shall constitute the written notice of the joint Early Opt-in Election by the Administrative Agents and the Borrower required by the Existing Credit Agreement; WHEREAS, in accordance with Section 2.14(d) of the Existing Credit Agreement, the Administrative Agents are permitted make certain Benchmark Replacement Conforming Changes in connection with the implementation of the applicable Benchmark Replacement for Dollars as set forth herein; and WHEREAS, the amendments and modifications set forth in Section 1(c) of this Amendment constitute Benchmark Replacement Conforming Changes for purposes of the Existing Credit Agreement. NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Early Opt-in Election; LIBOR Transition; Benchmark Conforming Changes. The parties hereto hereby agree that, unless any Applicable Administrative Agent has received, as of 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date hereof, a written notice of objection to the Early Opt-in Election from Lenders comprising the Required Lenders of the applicable Class, effective as of 9:00 a.m. (New York City time) on the sixth (6th) Business Day after the date hereof (such date and time, the “Amendment No. 2 Early Opt-in Effective Date”): #93114143v12

-2- #93114143v12 (a) the USD LIBOR Transition Date shall have occurred; (b) from and after such date and time, the Benchmark for Loans denominated in Dollars shall be Term RFR; (c) clause (a) of the first paragraph of Section 2.03 of the Existing Credit Agreement is hereby amended to replace the words “in the case of a Eurocurrency Borrowing in Dollars, not later than 12:00 noon, Local Time, three (3) Business Days before the date of the proposed Borrowing” with “reserved”; and (d) clause (b) of the first paragraph of Section 2.03 of the Existing Credit Agreement is hereby amended to replace the words “five (5) Business Days” with “three (3) Business Days”. Section 2. Specified Conversion. Subject to and conditioned upon the prior occurrence of the Amendment No. 2 Early Opt-in Effective Date, and notwithstanding the occurrence thereof, all Eurocurrency Rate Loans (as defined in the Existing Credit Agreement) denominated in Dollars outstanding under the Existing Credit Agreement as of the Amendment No. 2 Early Opt-in Effective Date (collectively, the “Existing USD LIBOR Rate Loans”) shall (unless earlier repaid or converted at the election of the Borrower) remain outstanding under the Credit Agreement as Eurocurrency Rate Loans until the expiration of the then-current Interest Period applicable to such Existing USD LIBOR Rate Loans, at which time such Existing USD LIBOR Rate Loans shall automatically and with no further action required of any person be converted in full (the “Specified Conversion”) to Term RFR Loans with a one-month Interest Period effective as of the expiration date of such then-current Interest Period. Any such Existing USD LIBOR Rate Loans shall continue to be governed by the relevant provisions of the Existing Credit Agreement applicable to Eurocurrency Rate Loans denominated in Dollars until the earlier of (x) the repayment of such Loans and (y) the conversion of such Loans to Term RFR Loans pursuant to the Specified Conversion. Section 3. Conditions to Effectiveness. This Amendment shall become effective subject to the satisfaction (or waiver) of the following conditions precedent: (a) Amendment. The Administrative Agents have received counterparts of this Amendment executed and delivered by a duly authorized officer of the Borrower and each other Loan Party. (b) No Default or Event of Default. As of date hereof, immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. Section 4. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby (a) acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, (b) affirms and confirms, as applicable, its guarantees, pledges, grants and other undertakings under the Credit Agreement, the Guarantee Agreement and the other Security Documents to which it is a party and (c) agrees that (i) each Security Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect (with the same priority, as applicable) and shall accrue to the benefit of the Secured Parties thereunder. Section 5. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK

-3- #93114143v12 Section 6. Miscellaneous. Sections 9.05, 9.10, 9.11, 9.12, 9.13, 9.14 and 9.15 of the Existing Credit Agreement are incorporated herein mutatis mutandis. Section 7. Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date hereof, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Existing Credit Agreement as amended by this Amendment. For the avoidance of doubt, if any Applicable Administrative Agent has received, as of 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date hereof, a written notice of objection to the Early Opt-in Election from Lenders comprising the Required Lenders of the applicable Class, this Amendment shall be null and void ab initio. [Remainder of page intentionally left blank]

[Signature Page – Amendment No. 2 to Credit Agreement] TERM ADMINISTRATIVE AGENT: GOLDMAN SACHS BANK, USA By: Name: Maria Riaz Title: Authorized Signatory PR ADMINISTRATIVE AGENT: WELLS FARGO BANK NATIONAL ASSOCIATION By: Name: Title: